UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 11, 2026

Peraso Inc.

(Exact Name of Registrant as Specified in Charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2033 Gateway Pl., Suite 500

San Jose, CA 95110

(Address of principal executive offices, with zip code)

(408) 418-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PRSO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2026, the board of directors (the “Board”) of Peraso Inc. (the “Company”) appointed Kevin D. Liu as the Company’s interim Chief Financial Officer (and principal financial and accounting officer), effective as of November 18, 2026. Mr. Liu succeeds Ronald Glibbery, the Company’s Chief Executive Officer, who has served as interim Chief Financial Officer (and principal financial and accounting officer) since October 2, 2026. Mr. Glibbery will continue to serve as the Company’s Chief Executive Officer and Secretary.

Mr. Liu, age 44, is an investor relations professional with over a decade of sell-side equity research experience. Since January 2019, Mr. Liu has served as the founder and Chief Executive Officer of K. Liu & Company LLC (“K. Liu & Company”), a consulting firm providing outsourced investor relations services and company-sponsored research to corporate issuers, including engagements with Logility Supply Chain Solutions from January 2019 to April 2025, Movella from April 2023 to September 2024 and the Company from June 2022 to October 2026. Prior to founding K. Liu & Company, Mr. Liu served as a Senior Analyst at B. Riley & Co., LLC (now B. Riley Securities, Inc.) from 2007 to 2018, where he published equity research reports on small- and mid-cap companies in the software and business services sectors. Mr. Liu holds a B.S. in Mathematics/Economics from the University of California, Los Angeles, and is a CFA charterholder.

In connection with his appointment, the Company entered into a Consulting Services Agreement and Work Order Number One thereunder, each effective as of October 30, 2026 (together, the “Consulting Agreement”), with K. Liu & Company and, solely for purposes of certain provisions thereof, Mr. Liu, which sets forth the terms of Mr. Liu’s services as interim Chief Financial Officer and the related compensation arrangement. The Consulting Agreement was approved by the compensation committee of the Board, and ratified by the Board, on November 11, 2026. Pursuant to the Consulting Agreement, K. Liu & Company, through Mr. Liu, will perform the functions of a fractional Chief Financial Officer of the Company as a non-employee independent contractor, with Mr. Liu devoting approximately three days (24 hours) per week on average, and K. Liu & Company will receive (i) a monthly fixed fee of $12,500, subject to proration for any partial monthly period, and (ii) reimbursement of reasonable and authorized travel expenses in accordance with the Company’s travel and expense policies. Fees under the Consulting Agreement accrue from October 30, 2026, including for transition services provided before the effectiveness of Mr. Liu’s appointment. Mr. Liu is not eligible to participate in any employee benefit plan of the Company. The Consulting Agreement may be terminated by either party upon 30 days’ written notice, and upon any termination thereof, Mr. Liu will be deemed to have resigned from all officer positions with the Company and its subsidiaries. The Consulting Agreement also contains customary confidentiality and intellectual property assignment provisions, and provides that the Company will indemnify, and advance expenses to, K. Liu & Company and Mr. Liu on the same basis as the Company’s other executive officers, subject to certain exceptions, and will cover them as insureds under the Company’s directors’ and officers’ liability insurance policies during the term of the Consulting Agreement and for six years thereafter.

The foregoing description of the Consulting Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Consulting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

In connection with his appointment, Mr. Liu will also enter into the Company’s standard form of indemnification agreement, the form of which was filed as Exhibit 10.22 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 9, 2012, which is incorporated by reference herein.

There is no arrangement or understanding between Mr. Liu and any other person pursuant to which he was selected as interim Chief Financial Officer (and principal financial and accounting officer). Mr. Liu has no family relationships with any of the Company’s directors or executive officers. From June 2022 until October 2026, K. Liu & Company, of which Mr. Liu is the founder, Chief Executive Officer and sole owner, provided company-sponsored research coverage of the Company under an agreement providing for a monthly fee of $5,000. The Company paid K. Liu & Company $60,000 in each of 2024 and 2025 and $50,000 in 2026 under that agreement. The agreement was terminated effective October 31, 2026, prior to the effectiveness of Mr. Liu’s appointment, and no further amounts are payable under it. Except as described in this paragraph, Mr. Liu has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On November 12, 2026, the Company issued a press release announcing Mr. Liu’s appointment as described in Item 5.02. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K. The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*+	Consulting Services Agreement, dated as of October 30, 2026, by and among Peraso Inc., K. Liu & Company LLC and Kevin Liu, together with Work Order Number One thereunder, dated as of October 30, 2026.
10.2+	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.22 to the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on August 9, 2012).
99.1**	Press Release by Peraso Inc. dated November 12, 2026.
104	The cover page of this Current Report on Form 8-K formatted in Inline XBRL (embedded within the Inline XBRL document)

* Filed herewith.

** Furnished herewith.

+ Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERASO INC.

Date: November 12, 2026	By:	/s/ Ronald Glibbery
Ronald Glibbery
Chief Executive Officer

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